EXECUTION
159231 CSFB
Underwriting Agreement


                       FIRST HORIZON ASSET SECURITIES INC.

                       MORTGAGE PASS-THROUGH CERTIFICATES
                              (Issuable in Series)

                             UNDERWRITING AGREEMENT


Credit Suisse First Boston LLC                              New York, New York
Eleven Madison Avenue                                          August 23, 2005
New York, New York 10010

Ladies and Gentlemen:

      First Horizon Asset Securities Inc., a corporation organized and existing under the laws of the State of Delaware (the "Company"), may offer for sale to you and to each of the other several underwriters, if any, participating in an underwriting syndicate managed by you, from time to time its Mortgage Pass-Through Certificates evidencing interests in pools of mortgage loans (the "Certificates"). The Certificates may be issued in various series, and within each series, in one or more classes, in one or more offerings on terms determined at the time of sale (each such series, a "Series" and each such class, a "Class"). Each Series of the Certificates will be issued under a separate Pooling and Servicing Agreement (each, a "Pooling and Servicing Agreement") to be dated as of the respective cut-off date (each, a "Cut-off Date") among the Company, as depositor, First Horizon Home Loan Corporation, as master servicer, and The Bank of New York, as trustee (the "Trustee"). Capitalized terms used but not defined herein shall have the meanings given to them in the related Pooling and Servicing Agreement.

      The Certificates issued under each Pooling and Servicing Agreement will represent the entire beneficial ownership interest in a trust fund (the "Trust Fund") established by such Pooling and Servicing Agreement. The assets of each Trust Fund will consist primarily of (i) one or more pools of conventional, fixed rate, first lien, fully amortizing, one- to four-family residential mortgage loans (the "Mortgage Loans") having the original terms to maturity specified in the related Terms Agreement referred to hereinbelow, (ii) mortgage pass-through securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac, or (iii) private mortgage-backed securities backed by first lien mortgage loans secured by one- to four-family residential properties or participations therein. If so specified in the related Terms Agreement, one or more elections may be made to treat the assets of each Trust Fund as a real estate mortgage investment conduit (each, a "REMIC") for federal income tax purposes.

      Whenever the Company determines to make an offering of Certificates (each, a "Certificate Offering") pursuant to this Agreement through you, it will enter into an agreement (the "Terms Agreement") providing for the sale of specified Classes of Offered Certificates (as defined below) to, and the purchase and public offering thereof by, you and such other underwriters, if any, selected by you as have authorized you to enter into such Terms Agreement on their behalf (the underwriters in any such Terms Agreement being referred to herein as "Underwriters," which term shall include you whether acting alone in the sale of any Series of Certificates or as a member of the underwriting syndicate). Each such Certificate Offering that the Company elects to make pursuant to this Agreement shall be governed by this Agreement, as supplemented by the related Terms Agreement. Each Terms Agreement, which shall be substantially in the form of Exhibit A hereto, shall specify, among other things, the Classes of Certificates to be purchased by the Underwriters (the "Offered Certificates"), the names of the Underwriters participating in such offering (subject to substitution as provided in Section 16 hereof) and the principal amount of the Offered Certificates which each severally agrees to purchase, the names of such other Underwriters, if any, acting as co-managers with you in connection with each offering, the principal balance or balances of the Offered Certificates, each subject to any stated variance, and the price or prices at which such Offered Certificates are to be purchased by the Underwriters from the Company.

      1. Representations and Warranties. The Company represents and warrants to and agrees with each Underwriter, as of the date of the related Terms Agreement, that:

            (a) The registration statement specified in the related Terms Agreement, on Form S-3, including a prospectus, has been filed with the Securities and Exchange Commission (the "Commission") for the registration under the Securities Act of 1933, as amended (the "Act"), of mortgage pass-through certificates issuable in series, which registration statement has been declared effective by the Commission. Such registration statement, as amended to the date of the related Terms Agreement, including any documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Act which were filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), on or before the effective date of the Registration Statement, is hereinafter called the "Registration Statement," and such prospectus, as such prospectus is supplemented by a prospectus supplement relating to the Offered Certificates of the related Series, each in the form first filed after the date of the related Terms Agreement pursuant to Rule 424(b) under the Act, including any documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Act which were filed under the Exchange Act on or before the date of such prospectus supplement (other than any such incorporated documents that relate to Collateral Term Sheets (as defined herein))(such prospectus supplement, including such incorporated documents (other than those that relate to Collateral Term Sheets), in the form first filed after the date of the related Terms Agreement pursuant to Rule 424(b) is hereinafter called the "Prospectus Supplement"), is hereinafter called the "Prospectus". Any reference herein to the terms "amend," "amendment" or "supplement" with respect to the Registration Statement, the Prospectus or the Prospectus Supplement shall be deemed to refer to and include the filing of any document under the Exchange Act after the effective date of the Registration Statement or the issue date of the Prospectus or Prospectus Supplement, as the case may be, deemed to be incorporated therein by reference pursuant to Item 12 of Form S-3 under the Act.

            (b) The related Registration Statement, at the time it became effective, and the Prospectus contained therein, and any amendments thereof and supplements thereto filed prior to the date of the related Terms Agreement, conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder; on the date of the related Terms Agreement and on each Closing Date (as defined in Section 3 below), the related Registration Statement and the related Prospectus, and any amendments thereof and supplements thereto, will conform in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder; such Registration Statement, at the time it became effective, did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; such Prospectus, on the date of any filing pursuant to Rule 424(b) and on each Closing Date, will not include any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading; and the detailed description (each, a "Detailed Description") filed in connection with any Pre-Funding Arrangement referred to in such Prospectus, on each closing date relating to the purchase of the related Subsequent mortgage loans and the date of any filing thereof under cover of Form 8-K, will not include any untrue statement of a material fact or omit to state any information which such Prospectus states will be included in such Detailed Description; provided, however, that the Company makes no representations or warranties as to the information contained in or omitted from (A) such Registration Statement or such Prospectus (or any supplement thereto) in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter specifically for use in the preparation thereof or (B) any Current Report (as defined in Section 5(b) below), or in any amendment thereof or supplement thereto, incorporated by reference in such Registration Statement or such Prospectus (or any amendment thereof or supplement thereto).

            (c) The Certificates of the related Series will conform to the description thereof contained in the related Prospectus; will each, if rated at the time of issuance in one of the two highest rating categories by a nationally recognized statistical rating organization, be when issued a "mortgage related security" as such term is defined in Section 3(a)(41) of the Exchange Act, and will each on the related Closing Date be duly and validly authorized, and, when validly executed, countersigned, issued and delivered in accordance with the related Pooling and Servicing Agreement and sold to the Underwriters as provided herein and in the related Terms Agreement, will each be validly issued and outstanding and entitled to the benefits of the related Pooling and Servicing Agreement.

            (d) Neither the issuance nor sale of the Certificates of the related Series nor the consummation of any other of the transactions herein contemplated, nor the fulfillment of the terms hereof or of the related Terms Agreement, will conflict with any statute, order or regulation applicable to the Company of any court, regulatory body, administrative agency or governmental body having jurisdiction over the Company or with any organizational document of the Company or any instrument or any agreement under which the Company is bound or to which it is a party.

            (e) This Agreement and the related Terms Agreement have been duly authorized, executed and delivered by the Company.

            (f) At or prior to the related Closing Date, the Company will have entered into the related Pooling and Servicing Agreement and, assuming the due authorization, execution and delivery thereof by the other parties thereto, such Pooling and Servicing Agreement (on such Closing Date) will constitute the valid and binding agreement of the Company enforceable in accordance with its terms, subject as to enforceability, to bankruptcy, insolvency, reorganization or other similar laws affecting creditors' rights and to general principles of equity (regardless of whether the enforceability of such Pooling and Servicing Agreement is considered in a proceeding in equity or at law).

      2. Purchase and Sale. Subject to the execution of the Terms Agreement for a particular Certificate Offering and subject to the terms and conditions and in reliance upon the representations and warranties set forth in this Agreement and such Terms Agreement, the Company agrees to sell to each Underwriter, severally and not jointly, and each Underwriter, severally and not jointly, agrees to purchase from the Company, the respective original principal amounts of the Offered Certificates set forth in the applicable Terms Agreement opposite the name of such Underwriter, plus any additional original principal amount of Offered Certificates which such Underwriter may be obligated to purchase pursuant to Section 16 hereof at the purchase price therefor set forth in such Terms Agreement (the "Purchase Price").

      The parties hereto agree that settlement for all securities sold pursuant to this Agreement and the applicable Terms Agreement shall take place on the settlement date agreed upon at the time of the related transaction and set forth as the "Closing Date" in such Terms Agreement and not as set forth in Rule 15c6-1(a) of the Exchange Act.

      3. Delivery and Payment. Delivery of and payment for the Offered Certificates of a Series shall be made at the offices of Andrews Kurth LLP, Dallas, Texas, at 10:00 A.M., Dallas time, on the Closing Date specified in the related Terms Agreement, which date and time may be postponed by agreement between you and the Company (such date and time being herein called the "Closing Date"). Delivery of such Offered Certificates shall be made to you for the respective accounts of the Underwriters against payment of the Purchase Price thereof to or upon the order of the Company by wire transfer in federal or other immediately available funds or by check payable in federal funds, as the Company shall specify no later than five full business days prior to such Closing Date. Unless delivery is made through the facilities of The Depository Trust Company, the Offered Certificates shall be registered in such names and in such authorized denominations as you may request not less than two full business days in advance of each Closing Date.

      The Company  agrees to notify you at least two  business  days before each
Closing Date of the exact principal balance evidenced by the Offered Certificates and to have such Offered Certificates available for inspection, checking and packaging in Dallas, Texas, no later than 12:00 noon on the business day prior to such Closing Date.

      4. Offering by the Underwriter. It is understood that the Underwriters propose to offer the Offered Certificates of the related Series for sale to the public as set forth in the related Prospectus.

      5. Agreements. The Company acknowledges and agrees with each Underwriter that:

            (a) The Company will cause the Prospectus as supplemented by a Prospectus Supplement relating to the Offered Certificates to be filed pursuant to Rule 424 under the Act and will promptly advise you when such Prospectus as so supplemented has been so filed, and prior to the termination of the Certificate Offering to which such Prospectus relates also will promptly advise you (i) when any amendment to the related Registration Statement specifically relating to such Offered Certificates shall have become effective or any further supplement to such Prospectus has been filed, (ii) of any request by the Commission for any amendment of such Registration Statement or Prospectus or for any additional information, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of such Registration Statement or the institution or threatening of any proceeding for that purpose and (iv) of the receipt by the Company of any written notification with respect to the suspension of the qualification of such Offered Certificates for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company will not file any amendment of the related Registration Statement or supplement to the related Prospectus (other than any amendment or supplement specifically relating to one or more Series of mortgage pass-through certificates other than the Series that includes the related Offered Certificates or any Exchange Act filings other than Current Reports) unless the Company has furnished you and your counsel with a copy for your respective review prior to filing and you have consented to such filing. The Company will use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof.

            (b) The Company will cause any Computational Materials and any Structural Term Sheets (each as defined in Section 8 below) with respect to the Offered Certificates of a Series that are delivered by any Underwriter to the Company pursuant to Section 8 to be filed with the Commission on a Current Report on Form 8-K (each such filing of such materials, a "Current Report") pursuant to Rule 13a-11 under the Exchange Act on the business day immediately following the later of (i) the day on which such Computational Materials and Structural Term Sheets are delivered to counsel for the Company by such Underwriter, and (ii) the date on which this Agreement is executed and delivered. The Company will cause any Collateral Term Sheet (as defined in Section 9 below) with respect to the Offered Certificates of a Series that is delivered by any Underwriter to the Company in accordance with the provisions of Section 9 to be filed with the Commission on a Current Report pursuant to Rule 13a-11 under the Exchange Act on the business day immediately following the day on which such Collateral Term Sheet is delivered to counsel for the Company by such Underwriter. Each such Current Report shall be incorporated by reference in the related Prospectus and the related Registration Statement.

            (c) If, at any time when a prospectus relating to the Offered Certificates of a Series is required to be delivered under the Act, any event occurs as a result of which the related Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in light of the circumstances under which they were made not misleading, or if it shall be necessary at any time to amend or supplement the related Prospectus to comply with the Act or the rules thereunder, the Company promptly shall prepare and file with the Commission, subject to the penultimate sentence of paragraph (a) of this Section 5, an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance.

            (d) The Company will furnish to each Underwriter and counsel for the Underwriters, without charge, as many signed copies of the related
      Registration Statement (including exhibits thereto) and, so long as delivery of a prospectus by such Underwriter or dealer may be required by the Act, as many copies of the related Prospectus and any amendments or supplements thereto as such Underwriter may reasonably request.

            (e) The Company will furnish such information, execute such instruments and take such actions as may be reasonably requested by you to qualify the Offered Certificates of a Series for sale under the laws of such jurisdictions as the Underwriter may designate, to maintain such qualifications in effect so long as required for the distribution of such Offered Certificates and to determine the legality of such Offered Certificates for purchase by institutional investors; provided, however, that the Company shall not be required to qualify to do business in any jurisdiction where it is not qualified on the date of the related Terms Agreement or to take any action which would subject it to general or unlimited service of process in any jurisdiction in which it is not, on the date of the related Terms Agreement, subject to such service of process.

            (f) So long as the Offered Certificates of a Series are outstanding, the Company will furnish to each Underwriter, upon request, copies of the annual independent public accountants' servicing report furnished to the Trustee pursuant to the related Pooling and Servicing Agreement.

            (g) Unless otherwise specified in the related Terms Agreement, the Company will pay, and First Horizon Home Loan Corporation will cause the Company to pay, all expenses incident to the performance of the Company's obligations under this Agreement and the applicable Terms Agreement (other than the expenses of Deloitte & Touche LLP under Sections 8(c) and 9(c) hereof, the Underwriters' due diligence expenses, the Underwriters' counsel fees and the Underwriters' own expenses, which will be paid by the Underwriters), including and without limitation those related to: (i) the filing of the Registration Statement with respect to the Certificates and all amendments thereto, (ii) the printing or photocopying and delivery to the Underwriters, in such quantities as you may reasonably request, of copies of this Agreement and the Terms Agreement, (iii) the preparation, registration, issuance and delivery to the Underwriters of the Certificates underwritten pursuant to this Agreement, (iv) the fees and disbursements of the Company's counsel and accountants, and of any counsel rendering a closing opinion with respect to matters of local law, (v) the qualification of the Certificates underwritten pursuant to this Agreement under securities and Blue Sky laws and the determination of the eligibility of the Certificates for investment, including filing fees in connection therewith, (vi) the printing and delivery to the Underwriters, in such quantities as they may reasonably request, of copies of the Registration Statement with respect to the Certificates underwritten pursuant to this Agreement and all amendments thereto, of any preliminary prospectus and preliminary prospectus supplement and of the Final Prospectus and all amendments and supplements thereto and all documents incorporated therein (other than exhibits to any Current Report), and of any Blue Sky Survey and Legal Investment Survey, (vii) the printing or photocopying and delivery to the Underwriters, in such quantities as you may reasonably request, of copies of the applicable Pooling Agreement,
      (viii) the fees charged by investment rating agencies requested by the Company to rate the Certificates underwritten pursuant to this Agreement,
      (ix) the fees and expenses, if any, incurred in connection with the listing of the Certificates underwritten pursuant to this Agreement on any national securities exchange, and (x) the fees and expenses of the Trustee and its counsel.

            (h) The Underwriters have been retained solely to act as underwriters in connection with the sale of Offered Certificates under the related Terms Agreement and that no fiduciary, advisory or agency relationship between the Company and the Underwriters has been created in respect of any of the transactions contemplated by this Agreement or any Terms Agreement, irrespective of whether the Underwriters have advised or are advising the Company on other matters.

            (i) The price of the Offered Certificates set forth in the related Terms Agreement shall be established by Company following discussions and arms-length negotiations with the Underwriters and the Company is capable of evaluating and understanding and understands and accepts the terms, risks and conditions of the transactions contemplated by this Agreement and the related Terms Agreement.

            (j) The Company has been advised that the Underwriters and their affiliates are engaged in a broad range of transactions which may involve interests that differ from those of the Company and that the Underwriters have no obligation to disclose such interests and transactions to the Company by virtue of any fiduciary, advisory or agency relationship.

            (k) The Company waives, to the fullest extent permitted by law, any claims it may have against the Underwriters for breach of fiduciary duty or alleged breach of fiduciary duty and agrees that the Underwriters shall have no liability (whether direct or indirect) to the Company in respect of such a fiduciary duty claim or to any person asserting a fiduciary duty claim on behalf of or in right of the Company, including stockholders, employees or creditors of the Company.

      6. Conditions to the Obligations of the Underwriters. The obligations of the Underwriters to purchase the Offered Certificates of any Series shall be subject to the accuracy in all material respects of the representations and warranties on the part of the Company contained in this Agreement, as supplemented by the related Terms Agreement, as of the respective dates thereof and the related Closing Date, to the accuracy of the statements of the Company made in any applicable officers' certificates pursuant to the provisions hereof, to the performance by the Company of its obligations under this Agreement and such Terms Agreement and to the following additional conditions applicable to the related Certificate Offering:

            (a) No stop order suspending the effectiveness of the related Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

            (b) Andrews Kurth LLP, counsel for the Company, shall have furnished to you an opinion addressed to the Underwriters, dated the related Closing Date, to the effect that:

                  (i) this  Agreement and the related Terms  Agreement have been duly executed and delivered by the Company under the laws of the State of New York;

                  (ii) the related Pooling and Servicing Agreement has been duly executed and delivered by the Company under the laws of the State of New York and is a legal, valid and binding agreement of the Company enforceable against the Company in accordance with its terms;

                  (iii) the Offered Certificates, when duly executed and countersigned by the Trustee in accordance with the related Pooling and Servicing Agreement, will be validly issued and outstanding and entitled to the benefits of such Pooling and Servicing Agreement;

                  (iv) the related Pooling and Servicing Agreement is not required to be qualified under the Trust Indenture Act of 1939, as amended, and the trust created thereunder is not required to be registered under the Investment Company Act of 1940, as amended;

                  (v)  such  counsel  confirms  that  the  related  Registration
            Statement is effective under the Act and, to the best of such counsel's knowledge, no stop order with respect thereto has been issued, and no proceeding for that purpose has been instituted or threatened by the Commission; such Registration Statement (except the financial statements and schedules and other financial and statistical data included therein and the documents incorporated by reference therein, as to which such counsel need express no view), at the time it became effective and the related Prospectus (except the financial statements and schedules, the other financial and statistical data included therein and the documents incorporated by reference therein), as of the date of the Prospectus Supplement conformed in all material respects to the requirements of the Act and the rules and regulations thereunder; and no information has come to the attention of such counsel that causes it to believe that
            (A) such Registration Statement (except the financial statements and schedules and the other financial and statistical data included therein and the documents incorporated by reference therein, as to which such counsel need express no view) at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or (B) such Prospectus or any amendment or supplement thereto (except the financial statements and schedules and the other financial and statistical data included therein), as of the date of the Prospectus Supplement, or at the related Closing Date, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                  (vi) the statements  set forth under the heading  "Description of the Certificates" in the related Prospectus, insofar as such statements purport to summarize certain provisions of the related Pooling and Servicing Agreement and the related Offered Certificates, provide a fair summary of such provisions;

                  (vii) the statements set forth in the related Prospectus under the headings "Certain Legal Aspects of the Mortgage Loans," "Material Federal Income Tax Consequences" (insofar as they relate specifically to the purchase, ownership and disposition of the related Offered Certificates) and "ERISA Considerations" (insofar as they relate specifically to the purchase, ownership and disposition of such Offered Certificates), to the extent that they constitute matters of law or legal conclusions, provide a fair summary of such law or conclusions;

                  (viii) assuming  compliance with all provisions of the related
            Pooling and Servicing  Agreement,  for federal  income tax purposes,
            (A) if any election is made to treat the assets of the Trust Fund as a REMIC: the related Trust Fund (and any specified subgrouping therein) will qualify as a REMIC pursuant to Section 860D of the Internal Revenue Code of 1986, as amended (the "Code"), each Class of Certificates of the related Series, other than the related Residual Class or Classes, will constitute a class of "regular interests" in the related REMIC within the meaning of the Code, and each Class of such Certificates specified in the related Prospectus as a Class of Residual Certificates will constitute the "residual interest" in the related REMIC within the meaning of the Code; (B) if no such REMIC election is made: the Trust Fund will be treated as a "grantor trust;" and

                  (ix) assuming that some or all of the Offered  Certificates of the related Series shall be rated at the time of issuance in one of the two highest rating categories by a nationally recognized statistical rating organization, each Offered Certificate so rated will be at the time of issuance, a "mortgage related security" as such term is defined in Section 3(a)(41) of the Exchange Act.

            Such opinion may express its reliance as to factual matters on the representations and warranties made by, and on certificates or other documents furnished by, officers of the parties to this Agreement, the related Terms Agreement or the related Pooling and Servicing Agreement. Such opinion may assume the due authorization, execution and delivery of the instruments and documents referred to therein by the parties thereto other than the Company. Such opinion may be qualified, insofar as it concerns the enforceability of the documents referred to therein, to the extent that such enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights in general and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law). Such opinion may be further qualified as expressing no opinion as to
      (x) the statements in the related Prospectus under the heading "Certain Legal Aspects of the Mortgage Loans" except insofar as such statements relate to the laws of the State of New York and the laws of the United States, and (y) the statements in such Prospectus under the headings "ERISA Considerations" and "Material Federal Income Tax Consequences" except insofar as such statements relate to the laws of the United States. In addition, such opinion may be qualified as an opinion only on the laws of the States of New York and Texas and the federal laws of the United States of America.

            (c) Andrews Kurth LLP, counsel for the Company, shall have furnished to you an opinion addressed to the Underwriters, dated the related Closing Date, to the effect that:

                  (i) The  Company  has been duly  incorporated  and is  validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power to own its properties, to conduct its business as described in the related Prospectus and to enter into and perform its obligations under this Agreement, the related Terms Agreement, the related Pooling and Servicing Agreement and the Certificates of the related Series;

                  (ii) The  Company  has full  power and  authority  to sell the related Mortgage Loans as contemplated herein and in the related Pooling and Servicing Agreement;

                  (iii) This  Agreement,  the related  Terms  Agreement  and the related Pooling and Servicing Agreement have been duly authorized, executed and delivered by the Company under the laws of the State of Delaware;

                  (iv) The  issuance and sale of the Offered  Certificates  have been duly authorized by the Company;

                  (v) No consent, approval,  authorization or order of any court or governmental agency or body is required for the consummation by the Company of the transactions contemplated herein or in the related Pooling and Servicing Agreement, except such as may be required under the blue sky laws of any jurisdiction and such other approvals as have been obtained;

                  (vi) Neither the issuance of the  Certificates  of the related
            Series nor delivery of the related Offered Certificates, nor the consummation of any other of the transactions contemplated in this Agreement, the related Terms Agreement or the related Pooling and Servicing Agreement, nor the fulfillment of the terms of the related Certificates, the related Pooling and Servicing Agreement, this Agreement or the related Terms Agreement will conflict with or violate any term or provision of the articles of incorporation or by-laws of the Company or any statute, order or regulation applicable to the Company of any court, regulatory body, administrative agency or governmental body having jurisdiction over the Company and will not conflict with, result in a breach or violation or the acceleration of or constitute a default under the terms of any indenture or other agreement or instrument known to such counsel to which the Company is a party or by which it is bound; and

                  (vii)  There are no  actions,  proceedings  or  investigations pending or, to the best knowledge of such counsel, threatened before any court, administrative agency or other tribunal (i) asserting the invalidity of this Agreement, the related Terms Agreement, the related Pooling and Servicing Agreement or the related Certificates,
            (ii) seeking to prevent the issuance of the Certificates of the related Series or the consummation by the Company of any of the transactions contemplated by this Agreement, such Terms Agreement or such Pooling and Servicing Agreement, or (iii) which might materially and adversely affect the performance by the Company of its obligations under, or the validity or enforceability of, this Agreement, such Terms Agreement, such Pooling and Servicing Agreement or the related Certificates.

            In rendering his or her opinion such counsel may rely as to matters of fact, to the extent deemed proper and as stated therein, on certificates of responsible officers of the Company or public officials. In addition, such opinion may be qualified as an opinion only on the general corporation laws of the State of Delaware.

            (d) In-house counsel for First Horizon Home Loan Corporation (or its ultimate parent) shall have furnished to you an opinion addressed to the Underwriters, dated the related Closing Date, to the effect that:

                  (i) First Horizon Home Loan Corporation has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Kansas, with corporate power to own its properties, to conduct its business as described in the related Prospectus and to enter into and perform its obligations under this Agreement, the related Terms Agreement, the related Pooling and Servicing Agreement and the Certificates of the related Series;

                  (ii) First  Horizon Home Loan  Corporation  has full power and authority to sell and master service the related Mortgage Loans as contemplated herein and in the related Pooling and Servicing Agreement;

                  (iii) This  Agreement,  the related  Terms  Agreement  and the related Pooling and Servicing Agreement have been duly authorized, executed and delivered by First Horizon Home Loan Corporation under the law of the State of Kansas;

                  (iv) The  issuance and sale of the Offered  Certificates  have been duly authorized by First Horizon Home Loan Corporation;

                  (v) No consent, approval,  authorization or order of any court or governmental agency or body is required for the consummation by First Horizon Home Loan Corporation of the transactions contemplated herein or in the related Pooling and Servicing Agreement, except such as may be required under the blue sky laws of any jurisdiction and such other approvals as have been obtained;

                  (vi) Neither the issuance of the  Certificates  of the related
            Series nor delivery of the related Offered Certificates, nor the consummation of any other of the transactions contemplated in this Agreement, the related Terms Agreement or the related Pooling and Servicing Agreement, nor the fulfillment of the terms of the related Certificates, the related Pooling and Servicing Agreement, this Agreement or the related Terms Agreement will conflict with or violate any term or provision of the articles of incorporation or by-laws of First Horizon Home Loan Corporation or any statute, order or regulation applicable to First Horizon Home Loan Corporation of any court, regulatory body, administrative agency or governmental body having jurisdiction over First Horizon Home Loan Corporation and will not conflict with, result in a breach or violation or the acceleration of or constitute a default under the terms of any indenture or other agreement or instrument known to such counsel to which First Horizon Home Loan Corporation is a party or by which it is bound, other than such conflicts, breaches and violations or defaults which, individually or on a cumulative basis, would not have a material adverse effect on First Horizon Home Loan Corporation and its subsidiaries, taken as a whole, or on the issuance and sale of the Certificates or the consummation of the transactions contemplated hereby; and

                  (vii) There are no actions, proceedings or investigations pending or, to the best knowledge of such counsel, threatened before any court, administrative agency or other tribunal (i) asserting the invalidity of this Agreement, the related Terms Agreement, the related Pooling and Servicing Agreement or the related Certificates,
            (ii) seeking to prevent the issuance of the Certificates of the related Series or the consummation by First Horizon Home Loan
            Corporation of any of the transactions contemplated by this Agreement, such Terms Agreement or such Pooling and Servicing Agreement, or (iii) which might materially and adversely affect the performance by First Horizon Home Loan Corporation of its obligations under, or the validity or enforceability of, this
            Agreement, such Terms Agreement, such Pooling and Servicing Agreement or the related Certificates.

            In rendering his or her opinion such counsel may rely as to matters of fact, to the extent deemed proper and as stated therein, on certificates of responsible officers of First Horizon Home Loan Corporation or public officials. In addition, such opinion may be qualified as an opinion that is based solely upon a review of the general corporations law of the State of Kansas without regard to the interpretational case law thereof.

            (e) You shall have received from McKee Nelson LLP, counsel for the Underwriters, such opinion or opinions, dated the related Closing Date, with respect to the issuance and sale of the Certificates of the related Series, the related Registration Statement, the related Prospectus and such other related matters as the Underwriters may reasonably require, and the Company shall have furnished to such counsel such documents as the Underwriters may reasonably request for the purpose of enabling them to pass upon such matters.

            (f) The Company shall have furnished to you a certificate of the Company, signed by the President or any Vice President or the principal financial or accounting officer of the Company, dated the related Closing Date, to the effect that the signers of such certificate have carefully examined the related Registration Statement (excluding any Current Reports and any other documents incorporated by reference therein), the related Prospectus, any Detailed Description (excluding any related Current Report), this Agreement and the related Terms Agreement and that:

                  (i) the  representations and warranties of the Company in this
            Agreement are true and correct in all material respects on and as of the related Closing Date with the same effect as if made on such Closing Date, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such Closing Date;

                  (ii) no stop order suspending the effectiveness of such Registration Statement has been issued and no proceedings for that purpose have been instituted or, to their knowledge, threatened; and

                  (iii) nothing has come to their attention that would lead them to believe that such Registration Statement (excluding any Current Report) contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or that the related Prospectus (excluding any related Current Report) contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or that any Detailed Description includes any untrue statement of a material fact or omits to state any information which the Prospectus (or the related Prospectus Supplement) states will be included in such Detailed Description.

            (g) Counsel for the Trustee shall have furnished to you an opinion addressed to the Underwriters, dated the related Closing Date, to the effect that:

                  (i) the  Trustee  has been duly  incorporated  and is  validly existing as a New York banking corporation in good standing under the laws of the State of New York with corporate power to own its properties and conduct its business as presently conducted by it, to conduct business as a trustee and to enter into and perform its obligations under the related Pooling and Servicing Agreement;

                  (ii) the related Pooling and Servicing Agreement has been duly authorized, executed and delivered by the Trustee and constitutes the legal, valid and binding agreement of the Trustee enforceable against the Trustee in accordance with its terms, subject to bankruptcy, insolvency, fraudulent conveyance, reorganization or other similar laws affecting the enforcement of creditors' rights generally and to judicial discretion, and general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law);

                  (iii) the Trustee has duly accepted its appointment as trustee under the related Pooling and Servicing Agreement;

                  (iv) no consent,  approval,  authorization or order of any New
            York or federal court or government agency or body is required on the part of the Trustee for the consummation of the transactions contemplated in the related Pooling and Servicing Agreement, except such as may be required under any federal or state securities law; and

                  (v) the  performance  on the part of the Trustee of any of the transactions contemplated in the related Pooling and Servicing Agreement does not conflict with or result in a breach or violation of any term or provision of, or constitute a default under, the Articles of Organization, as amended, or By-Laws of the Trustee, or any New York or federal statute or regulation applicable to the Trustee, or to such counsel's knowledge, any indenture or other agreement or instrument to which the Trustee is a party or by which it is bound, or, to such counsel's knowledge, any order of any state or federal court, regulatory body, administrative agency or governmental body having jurisdiction over the Trustee.

            In addition, such counsel shall furnish to you such opinions as to the treatment of the Trust Fund for purposes of New York tax law as are reasonably satisfactory to the Underwriter.

            (h) Deloitte & Touche LLP shall have furnished to you a letter addressed to the Underwriters, dated as of the date of the related Terms Agreement, in form and substance satisfactory to you, stating in effect that they have performed certain specified procedures as a result of which they have determined that such information as you may reasonably request of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of First Horizon Home Loan Corporation) set forth in the related Prospectus Supplement under the caption "Servicing of Mortgage

      Loans -- Foreclosure, Delinquency and Loss Experience" agrees with the accounting records of First Horizon Home Loan Corporation, excluding any questions of legal interpretation.

            (i) Deloitte & Touche LLP shall have furnished to you a letter addressed to the Underwriters, dated as of the related Closing Date, in form and substance satisfactory to you, stating in effect that they have performed certain specified procedures as a result of which they have determined that such information as you may reasonably request of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the Company and which is obtained from an analysis of a sample of the Mortgage Loans included in the related pool) set forth in the related Prospectus Supplement under the caption "The Mortgage Pool" and in any Detailed Description relating to such Prospectus Supplement is mutually consistent and agrees with the accounting records of the Company and, where applicable, the related Mortgage Loan files of the Company, excluding any questions of legal interpretation. In addition, if applicable, such accountants shall have furnished to you a letter addressed to the Underwriters, dated as of the related Closing Date, which shall include a statement or statements to the effect that based upon the assumptions and methodology agreed to by the Company (and which is consistent with the manner in which any final PAC Balances, TAC Balances, Scheduled Balances, Maximum and Minimum Scheduled Balances or any other scheduled balances are to be calculated as set forth in the related Prospectus), all of which shall be described by reference in such letter, such accountants shall have verified the mathematical accuracy of any final PAC Balances Table, TAC Balances Table, Scheduled Balances Table, Maximum or Minimum Scheduled Balances Table or other scheduled balances table attached as an exhibit to the related Pooling and Servicing Agreement.

            (j) Deloitte & Touche LLP shall have furnished to you (addressed to the Underwriters) and the Company a letter or letters, dated as of the date of the related Terms Agreement, in form and substance satisfactory to you and the Company, including, without limitation, statements, if applicable, to the effect that:

                  (i) based upon the  assumptions  and  methodology set forth in the related Prospectus, all of which shall be described by reference in such letter, they recomputed the percentages of initial principal balance outstanding as of each of the Distribution Dates (as defined in such Prospectus) indicated and the weighted average lives of each Class of Offered Certificates at each of the indicated percentages of the applicable Prepayment Assumption, and they compared the recomputed percentages and weighted average lives to the corresponding percentages and weighted average lives set forth in the related tables and found them to be in agreement;

                  (ii) based upon the  assumptions  and methodology set forth in such Prospectus, all of which shall be described by reference in such letter, they have verified the mathematical accuracy of any Scheduled Final Distribution Dates for the Offered Certificates, PAC Balances, TAC Balances, Scheduled Balances, Maximum and Minimum

            Scheduled Balances or any other scheduled balances set forth in such Prospectus for each indicated Distribution Date, and have verified the mathematical accuracy of any initial Effective Ranges of any PAC Certificates, Scheduled Certificates or other scheduled Certificates set forth in such Prospectus; and

                  (iii) based upon the  assumptions and methodology set forth in such Prospectus, all of which shall be described by reference in such letter, they have verified the mathematical accuracy of the pre-tax yields to maturity and, if applicable, aggregate cash flows of any Class of Certificates for which such pre-tax yields and, if applicable, aggregate cash flows are set forth in such Prospectus at the indicated percentages of the Prepayment Assumption and, if applicable, at the indicated values of COFI, LIBOR or any other index, as applicable.

            (k) The Offered Certificates of the related Series shall have received the ratings specified in the related Terms Agreement (the "Required Ratings").

            (l) Prior to the related Closing Date, the Company shall have furnished to the Underwriters such further information, certificates and documents as the Underwriters may reasonably request.

            (m) If any Certificates of the related Series are to be sold to any other underwriter and/or offered in reliance upon an exemption from the registration requirements of the Act, the sale at or prior to the related Closing Date of such Certificates to the purchaser thereof shall have occurred.

            (n) Subsequent to the date of the related Terms Agreement, there shall not have been any change, or any development involving a prospective change, in or affecting the business or properties of the Company which the Underwriters conclude in their respective reasonable judgment, after consultation with the Company, materially impairs the investment quality of the Offered Certificates of the related Series so as to make it impractical or inadvisable to proceed with the public offering or the delivery of such Offered Certificates as contemplated by the related Prospectus.

      If any of the conditions specified in this Section 6 shall not have been fulfilled in all material respects with respect to the particular Offered Certificates of a Series when and as provided in this Agreement and the related Terms Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement and the related Terms Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Underwriters and their counsel, this Agreement (with respect to the related Offered Certificates) and the related Terms Agreement and all obligations of the Underwriters hereunder (with respect to the related Offered Certificates) and thereunder may be canceled at, or at any time prior to, the related Closing Date by the Underwriters. Notice of such cancellation shall be given to the Company in writing, or by telephone or telegraph confirmed in writing.

      7. Indemnification and Contribution.

            (a) The Company and First Horizon Home Loan Corporation jointly and severally agree to indemnify and hold harmless each Underwriter and each person who controls any Underwriter within the meaning of the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act, or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement relating to the Offered Certificates of the applicable Series as it became effective or in any amendment or supplement thereof, or in such Registration Statement or the related Prospectus, or in any amendment or supplement thereof, or in any Detailed Description referred to in such Prospectus (or the related prospectus Supplement) or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agree to reimburse each such indemnified party for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that (i) neither the Company nor First Horizon Home Loan Corporation will be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein (A) in reliance upon and in conformity with written information furnished to the Company or First Horizon Home Loan Corporation, as the case may be, as herein stated by or on behalf of any Underwriter specifically for use in connection with the preparation thereof or (B) in any Current Report or any amendment or supplement thereof, except to the extent that any untrue statement or alleged untrue statement therein or omission therefrom results (or is alleged to have resulted) directly from an error (a "Mortgage Pool Error") in the information concerning the characteristics of the Mortgage Loans furnished by the Company or First Horizon Home Loan Corporation, as the case may be, to any Underwriter in writing or by electronic transmission that was used in the preparation of either (x) any Computational Materials or ABS Term Sheets (or amendments or supplements thereof) included in such Current
      Report (or amendment or supplement thereof) or (y) any written or electronic materials furnished to prospective investors on which the Computational Materials or ABS Term Sheets (or amendments or supplements) were based and (ii) such indemnity with respect to any Corrected Statement (as defined below) in such Registration Statement or the related Prospectus (or any amendment or supplement thereto) shall not inure to the benefit of any Underwriter (or any person controlling such Underwriter) from whom the person asserting any loss, claim, damage or liability purchased the Certificates of the related Series that are the subject thereof if such person did not receive a copy of an amendment or supplement to such Registration Statement or the related Prospectus at or prior to the confirmation of the sale of such Certificates and the untrue statement or omission of a material fact contained in such Registration Statement or the related Prospectus (or any amendment or supplement thereto) was corrected (a "Corrected Statement") in such other amendment or supplement and such amendment or supplement was furnished by the Company or First Horizon Home Loan Corporation, as the case may be, to such Underwriter prior to the delivery of such confirmation. This indemnity agreement will be in addition to any liability that the Company and First Horizon Home Loan Corporation may otherwise have.

            (b) Each Underwriter severally agrees to indemnify and hold harmless the Company, each of its directors, each of its officers, and each person or entity (including each of its directors and officers) who controls the Company within the meaning of the Act or the Exchange Act, to the same extent as the foregoing indemnities from the Company and First Horizon Home Loan Corporation to the Underwriter, but only with reference to (A) written information furnished to the Company by or on behalf of such Underwriter specifically for use in the preparation of the documents referred to in the foregoing indemnity with respect to the related Series, or (B) any Computational Materials or ABS Term Sheets (or amendments or supplements thereof) furnished to the Company by such Underwriter pursuant to Section 8 or Section 9 and incorporated by reference in such Registration Statement or the related Prospectus or any amendment or supplement thereof (except that no such indemnity shall be available for any losses, claims, damages or liabilities, or actions in respect thereof, resulting from any Mortgage Pool Error). This indemnity agreement will be in addition to any liability that the Underwriters may otherwise have. The Company acknowledges, unless otherwise specified in writing by an Underwriter, that the statements set forth in the first sentence of the last paragraph appearing on the cover page of the related Prospectus Supplement as such statements relate to such Offered Certificates and the second sentence of the first paragraph and the first sentence of the second paragraph in each case under the heading "Underwriting" in such Prospectus Supplement as such statements relate to such Offered Certificates, in each case solely as it relates to the Underwriter, constitute the only information furnished in writing by or on behalf of such Underwriter for inclusion in the related Prospectus (other than any Computational Materials or ABS Term Sheets (or amendments or supplements thereof) furnished to the Company by such Underwriter), and such Underwriter confirms that such statements are correct.

            (c) Promptly after receipt by an indemnified party under Section 7 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 7, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Section 7, except to the extent that the omission to so notify the indemnifying party causes or exacerbates a loss. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 7 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel approved by the indemnified party in the case of subparagraph (a) or (b), representing the indemnified parties under subparagraph (a) or (b), who are parties to such action), (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party; and except that, if clause (i) or (iii) is applicable, such liability shall be only in respect of the counsel referred to in such clause (i) or (iii).

            (d) If the indemnification provided for in paragraph (a) or (b) of this Section 7 is due in accordance with its terms but is for any reason held by a court to be unavailable from the Company, First Horizon Home Loan Corporation or any Underwriter, on grounds of policy or otherwise, or if the indemnified party failed to give notice under paragraph (c) of this
      Section 7 in respect of a claim otherwise subject to indemnification in accordance with paragraph (a) or (b) of this Section 7, the Company, First Horizon Home Loan Corporation and such Underwriter shall contribute to the aggregate losses, claims, damages and liabilities (including legal and other expenses reasonably incurred in connection with investigating or defending same) to which the Company, First Horizon Home Loan Corporation and such Underwriter may be subject, as follows:

                  (i) in the case of any losses, claims, damages and liabilities
            (or actions in respect thereof) which do not arise out of or are not based upon any untrue statement or omission of a material fact in any Computational Materials or ABS Term Sheets (or any amendments or supplements thereof) or in any written or electronic materials distributed to prospective investors on which the Computational Materials are based, in such proportion so that such Underwriter is responsible for that portion represented by the difference between the proceeds to the Company in respect of the Offered Certificates appearing on the cover page of the Prospectus Supplement for the related Series and the total proceeds received by such Underwriter from the sale of such Offered Certificates (the "Underwriting

            Discount"), and the Company and First Horizon Home Loan Corporation are jointly and severally responsible for the balance; provided, however, that in no case shall such Underwriter be responsible under this subparagraph (i) for any amount in excess of such Underwriting Discount applicable to the Offered Certificates purchased by such Underwriter pursuant to this Agreement and the related Terms Agreement; and

                  (ii) in the case of any losses, claims, damages and liabilities (or actions in respect thereof) which arise out of or are based upon any untrue statement or omission of a material fact in any Computational Materials or ABS Term Sheets (or any amendments or supplements thereof) or in any written or electronic materials distributed to prospective investors on which the Computational Materials are based, in such proportion as is appropriate to reflect the relative fault of the Company or First Horizon Home Loan
            Corporation, as the case may be, on the one hand and such Underwriter on the other in connection with the statements or
            omissions  which  resulted  in  such  losses,   claims,  damages  or
            liabilities (or actions in respect thereof) as well as any other relevant equitable considerations; provided, however, that in no case shall such Underwriter be responsible under this subparagraph
            (ii) for any amount in excess of the Underwriting Discount applicable to the Offered Certificates purchased by such Underwriter pursuant to this Agreement and the related Terms Agreement. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact in such Computational Materials or ABS Term Sheets (or any amendments or supplements thereof or such written or electronic materials) results from information prepared by the Company or First Horizon Home Loan Corporation, as the case may be, on the one hand or such Underwriter on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

      Notwithstanding anything to the contrary in this Section 7(d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 7, each person who controls an Underwriter within the meaning of either the Act or the Exchange Act shall have the same rights to contribution as such Underwriter, and each person who controls the Company or First Horizon Home Loan Corporation, as the case may be, within the meaning of either the Act or the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company or First Horizon Home Loan Corporation, as the case may be, shall have the same rights to contribution as the Company or First Horizon Home Loan Corporation, as the case may be, subject in each case to the immediately preceding sentence of this paragraph (d).

      8. Computational Materials and Structural Term Sheets.

            (a) On the business day before the date on which the Current Report relating to the Offered Certificates of a Series is required to be filed by the Company with the Commission pursuant to Section 5(b) hereof, each Underwriter shall deliver to the Company five complete copies of all materials provided by such Underwriter to prospective investors in such

      Offered Certificates that constitute (i) "Computational Materials" within the meaning of the no-action letter dated May 20, 1994, issued by the Division of Corporation Finance of the Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated, and Kidder Structured Asset Corporation and the no-action letter dated May 27, 1994, issued by the Division of Corporation Finance of the Commission to the Public Securities Association (together, the "Kidder Letters"), the filing of which material is a condition of the relief granted in such letter (such materials being the "Computational Materials"), and (ii) "Structural Term Sheets" within the meaning of the no-action letter dated February 17, 1995, issued by the Division of Corporation Finance of the Commission to the Public Securities Association (the "PSA Letter"), the filing of which material is a condition of the relief granted in such letter (such materials being the "Structural Term Sheets"). Each delivery of Computational Materials and Structural Term Sheets to the Company pursuant to this paragraph (a) shall be effected by delivering four copies of such materials to counsel for the Company on behalf of the Company at the address specified in Section 3 hereof and one copy of such materials to the Company.

            (b) If, at any time when a prospectus relating to the Offered Certificates of a Series is required to be delivered under the Act, it shall be necessary to amend or supplement the related Prospectus as a result of an untrue statement of a material fact contained in any
      Computational Materials or Structural Term Sheets provided by any Underwriter pursuant to this Section 8 or the omission to state therein a material fact required, when considered in conjunction with the related Prospectus and Prospectus Supplement, to be stated therein or necessary to make the statements therein, when read in conjunction with the related Prospectus and Prospectus Supplement, not misleading, or if it shall be necessary to amend or supplement any Current Report relating to any Computational Materials or Structural Term Sheets to comply with the Act or the rules thereunder, such Underwriter shall prepare and furnish to the Company for filing with the Commission an amendment or supplement which will correct such statement or omission or an amendment or supplement which will effect such compliance.

            (c) Each Underwriter shall cause Deloitte & Touche LLP to furnish to the Company a letter, dated as of the date on which you deliver any Computational Materials or Structural Term Sheets to the Company pursuant to Section 8(a), in form and substance satisfactory to the Company, stating in effect that they have verified the mathematical accuracy of any calculations performed by such Underwriter and set forth in such Computational Materials or Structural Term Sheets, as applicable.

      9. Collateral Term Sheets.

            (a) On the business day immediately following the date on which any Collateral Term Sheet (as defined in the PSA Letter) was first delivered to a prospective investor in such Offered Certificates, each Underwriter shall deliver to the Company five complete copies of all materials provided by such Underwriter to prospective investors in the Offered Certificates that constitute "Collateral Term Sheets." Each delivery of a Collateral Term Sheet to the Company pursuant to this paragraph (a) shall be effected by delivering four copies of such materials to counsel for the Company on behalf of the Company at the address specified in Section 3 hereof and one copy of such materials to the Company. (Collateral Term Sheets and Structural Term Sheets are, together, referred to herein as "ABS Term Sheets.")

            (b) If, at any time when a prospectus relating to the Offered Certificates of a Series is required to be delivered under the Act, it shall be necessary to amend or supplement the related Prospectus as a result of an untrue statement of a material fact contained in any Collateral Term Sheets provided by an Underwriter pursuant to this Section 9 or the omission to state therein a material fact required, when considered in conjunction with the related Prospectus and Prospectus Supplement, to be stated therein or necessary to make the statements therein, when read in conjunction with the related Prospectus and Prospectus Supplement, not misleading, or if it shall be necessary to amend or supplement any Current Report relating to any Collateral Term Sheets to comply with the Act or the rules thereunder, such Underwriter shall prepare and furnish to the Company for filing with the Commission an amendment or supplement which will correct such statement or omission or an amendment or supplement which will effect such compliance.

            (c) Each Underwriter shall cause Deloitte & Touche LLP to furnish to the Company a letter, dated as of the date on which you deliver any Collateral Term Sheets to the Company pursuant to Section 9(a), in form and substance satisfactory to the Company, stating in effect that they have verified the mathematical accuracy of any calculations performed by such Underwriter and set forth in such Collateral Term Sheets, as applicable.

      10. Termination. This Agreement (with respect to a particular Certificate Offering) and the related Terms Agreement shall be subject to termination in your absolute discretion, by notice given to the Company prior to delivery of and payment for the related Offered Certificates, if prior to the related Closing Date (i) trading in securities generally on the New York Stock Exchange shall have been suspended or materially limited, (ii) a general moratorium on commercial banking activities in New York shall have been declared by either federal or New York State authorities, or (iii) there shall have occurred any outbreak or escalation of hostilities or other calamity, event or crisis the effect of which on the financial markets of the United States is such as to make it, in your reasonable judgment, impracticable to market such Offered Certificates.

      11. Representations and Indemnities to Survive Delivery. The agreements, representations, warranties, indemnities and other statements of the Company (or First Horizon Home Loan Corporation, as the case may be) or its officers and of each Underwriter set forth in or made pursuant to this Agreement and the related Terms Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Company (or First Horizon Home Loan Corporation, as the case may be) or any of the officers, directors or controlling persons referred to in Section 7 hereof, and will survive delivery of and payment for the related Offered Certificates. The provisions of Section 7 hereof shall survive the termination or cancellation of this Agreement and the related Terms Agreement.

      12. Successors. This Agreement and the related Terms Agreement will inure to the benefit of and be binding upon the parties hereto and thereto and their respective successors and the officers, directors and controlling persons referred to in Section 7 hereof, and their successors and assigns, and no other person will have any right or obligation hereunder or thereunder. No purchaser of any Offered Certificate from any Underwriter shall be deemed a successor or assign by reason of such purchase.

      13. APPLICABLE LAW. THIS AGREEMENT AND THE RELATED TERMS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

      14. Miscellaneous. This Agreement, as supplemented by the related Terms Agreement, supersedes all prior and contemporaneous agreements and understandings relating to the subject matter hereof. This Agreement and the related Terms Agreement or any term of each may not be changed, waived, discharged or terminated except by an affirmative written agreement made by the party against whom enforcement of the change, waiver, discharge or termination is sought. The headings in this Agreement and the related Terms Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof or thereof.

      15. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to you, will be delivered at the address first above written to the attention of Kari Roberts, telephone: (212) 325-7191, facsimile: (212) 743-5183; or if sent to the Company, will be delivered to First Horizon Asset Securities Inc., 4000 Horizon Way, Irving, Texas 75063, Attention:
Wade Walker, with a copy to First Tennessee National Corporation, 165 Madison Avenue, Memphis, Tennessee 38103, Attention: Clyde A. Billings, Jr., Esq.

      16. Default by One or More of the Underwriters. If one or more of the Underwriters shall fail on the Closing Date to purchase the Offered Certificates which it or they are obligated to purchase hereunder and under the applicable Terms Agreement (the "Defaulted Certificates"), you shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Certificates in such amounts as may be agreed upon and upon the terms herein set forth and under the applicable Terms Agreement. If, however, you have not completed such arrangements within such 24-hour period, then:

            (a)  if  the  aggregate   original  principal  amount  of  Defaulted
      Certificates does not exceed 10% of the aggregate original principal amount of the Certificates to be purchased pursuant to such Terms Agreement, the non-defaulting Underwriters named in such Terms Agreement shall be obligated to purchase the full amount thereof in the proportions that their respective underwriting obligations thereunder bear to the underwriting obligations of all non-defaulting Underwriters; and

            (b) if the aggregate original principal amount of Defaulted Certificates exceeds 10% of the original principal amount of the Offered Certificates to be purchased pursuant to such Terms Agreement, the applicable Terms Agreement shall terminate without any liability on the part of any non-defaulting Underwriter.

      No action taken pursuant to this Section 16 and nothing in this Agreement shall relieve any defaulting Underwriter from liability in respect of its default.

      In the event of any such default which does not result in a termination of this Agreement or such applicable Terms Agreement, either you or the Company shall have the right to postpone the Closing Date for a period of time not exceeding seven days in order to effect any required changes in the Registration Statement or in any other documents or arrangements.



                                      * * *

      If the foregoing is in accordance with your understanding of our agreement, please sign and return to the undersigned a counterpart hereof, whereupon this letter and your acceptance shall represent a binding agreement between the Company and you.

                                    Very truly yours,


                                    FIRST HORIZON ASSET SECURITIES INC.


                                    By:
                                       ---------------------------------------
                                       Name:
                                       Title:
The foregoing Agreement is hereby confirmed and accepted as of the date first above written.


CREDIT SUISSE FIRST BOSTON LLC


By:
   ---------------------------------
   Name:
   Title:



FIRST HORIZON HOME LOAN CORPORATION


By:
   ---------------------------------
   Name:
   Title:

                                                                       EXHIBIT A

                       FIRST HORIZON ASSET SECURITIES INC.

                       MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES ____-__

                                 TERMS AGREEMENT
                           (to Underwriting Agreement,
                             dated [______ __, 200_]
                    between the Company and the Underwriter)


First Horizon Asset Securities Inc.                        [                 ]
4000 Horizon Way                                                        [Date]
Irving, Texas  75063

      Each of [ ] (the "Underwriters") severally agrees, subject to the terms and provisions herein and of the captioned Underwriting Agreement (the "Underwriting Agreement"), to purchase such Classes of Series ____-__ Certificates specified in Section 2(a) hereof (the "Offered Certificates"). This letter supplements and modifies the Underwriting Agreement solely as it relates to the purchase and sale of the Offered Certificates described below. The Series ____-__ Certificates are registered with the Securities and Exchange Commission by means of an effective Registration Statement (No. 333-_____). Capitalized terms used and not defined herein have the meanings given them in the Underwriting Agreement.

      Section 1. The  Mortgage  Pool:  The  Series  ____-__  Certificates  shall evidence the entire beneficial ownership interest in a mortgage pool (the "Mortgage Pool") of conventional, fixed rate, fully amortizing one- to four-family residential mortgage loans (the "Mortgage Loans") having the following characteristics as of ________ __, ____ (the "Cut-off Date"):

            (a) Aggregate Principal Amount of the Mortgage Pool: $[ ] aggregate principal balance as of the Cut-off Date, subject to [an upward or downward variance of up to [ ]%, the precise aggregate principal balance to be determined by the Company][a permitted variance such that the aggregate Scheduled Principal Balance thereof will be not less than $[ ] or greater than $[ ].

            (b) Original Terms to Maturity: The original term to maturity of each Mortgage Loan included in the Mortgage Pool shall be between ___ and ___ years.

      Section 2. The Certificates: The Offered Certificates shall be issued as follows:

            (a) Classes: The Offered Certificates shall be issued with the following Class designations, interest rates and principal balances, subject in the aggregate to the variance referred to in Section 1(a)[and, as to any particular Class, to an upward or downward variance of up to [ ]%]:

                  Principal      Interest              Class Purchase
Class              Balance         Rate               Price Percentage
-----              -------         ----               ----------------




            (b) The Offered Certificates shall have such other characteristics as described in the related Prospectus.

      Each of the Underwriters agrees, severally and not jointly, subject to the terms and conditions contained herein and in the Underwriting Agreement, to purchase the principal balances of the Classes of Certificates specified opposite its name below:


-------------------------------------------------------------------------------

   Series
     [ ]
 Designation           [Underwriter]                    [Underwriter]
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------


      Section 3. Purchase Price: The Purchase Price for each Class of the Offered Certificates shall be the Class Purchase Price Percentage therefor (as set forth in Section 2(a) above) of the initial Class Certificates Principal Balance thereof plus accrued interest at the rate of [ ]% per annum from and including the Cut-off Date up to, but not including, _________ __, ____ (the "Closing Date").

      Section 4.  Required  Ratings:   The  Offered  Certificates  shall  have
received Required Ratings of at least [   ] from [   ].

      Section 5. Tax Treatment: [One or more elections will be made to treat the assets of the Trust Fund as a REMIC.] [The Trust Fund will be treated as a "grantor trust" for federal income tax purposes.]

      [Section 6. Additional Expenses:]*

      If the foregoing is in accordance with your understanding of our agreement, please sign and return to the undersigned a counterpart hereof, whereupon this letter and your acceptance shall represent a binding agreement between the Underwriters and the Company.

                                    Very truly yours,


                                    CO-MANAGER:

                                    [UNDERWRITER]


                                    By:
                                       --------------------------------------
                                       Name:
                                       Title:


                                    CO-MANAGER:

                                    [UNDERWRITER]


                                     By:
                                        -------------------------------------
                                        Name:
                                        Title:


The  foregoing  Agreement  is  hereby
confirmed and accepted as of the date
first above written.



FIRST HORIZON ASSET SECURITIES INC.


By:
   ---------------------------------
   Name:
   Title:



FIRST HORIZON HOME LOAN CORPORATION


By:
   ---------------------------------
   Name:
   Title: